  Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Eagle Lake Laboratories, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Eagle Lake Laboratories, Inc. and its subsidiary (collectively, the “Company”) as of September 30, 2020, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the period from May 8, 2020 (Inception) through September 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2020, and the results of their operations and their cash flows for the period from May 8, 2020 (Inception) through September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ MaloneBailey, LLP
www.malonebailey.com
We have served as the Company's auditor since 2020.
Houston, Texas
November 30, 2020

EAGLE LAKE LABORATORIES, INC.
Consolidated Balance Sheet

September 30,
2020

ASSETS
Current assets:
Cash and cash equivalents	$496,460
Inventory	60,000
Total current assets	556,460
Noncurrent assets:	1,450
Total assets	$557,910

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$5,695
Accrued expenses	1,206
Total current liabilities	6,901
Total liabilities	6,901

Stockholders' Equity:
Common stock, no par value, 10,000,000 authorized, and 10,011,667, issued
and outstanding as of September 30, 2020	950,861
Accumulated deficit	(399,852)
Total stockholders' equity	551,009
Total liabilities and equity	$557,910

The accompanying notes are an integral part of these consolidated financial statements.

EAGLE LAKE LABORATORIES, INC.
Consolidated Statements of Operations

From
Inception to
September 30,
2020

Revenue	$135,000
Cost of sales – related party	22,500
Gross profit	112,500

Operating expenses:
Commission expense – related party	90,000
General and administrative	422,360
Total operating expenses	512,360
Loss from operations	(399,860)
Other income:
Other income	8
Total other income	8
Net loss	$(399,852)

Basic loss per common share	$(0.04)

Weighted-average number of common shares outstanding:
Basic	9,672,217

The accompanying notes are an integral part of these consolidated financial statements.

EAGLE LAKE LABORATORIES, INC.
Consolidated Statements of Changes in Stockholders' Equity (Deficit)
For the period from inception through September 30, 2020

				Total
	Common Stock		Accumulated	Stockholders' Equity
	Shares	Value	Deficit	(Deficit)
Balances at May 8, 2020 (Inception)	-	$-	$-	$-

Founders shares	9,365,500	-	-	-

Sale of common stock	646,167	945,550	-	945,550

Donated capital	-	5,311	-	5,311

Net (loss)	-	-	(399,852)	(399,852)

Balances, September 30, 2020	10,011,667	$950,861	$(399,852)	$551,009

The accompanying notes are an integral part of these consolidated financial statements.

EAGLE LAKE LABORATORIES, INC.
Consolidated Statements of Cash Flows

From Inception to
September 30
2020

Cash flows from operating activities of continuing operations:
Net loss	$(399,852)

Changes in operating assets and liabilities
Inventory	(60,000)
Other assets	(1,450)
Accounts payable	5,695
Accrued expenses	1,206
Net cash used in operating activities	(454,401)

Cash flows from financing activities:
Sale of common stock	945,550
Donated capital	5,311
Net cash provided by financing activities	950,861

Net increase in cash and cash equivalents	$496,460
Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$496,460

Supplemental disclosure of cash flow information:
Cash paid for interest	$-
Cash paid for income taxes	$-

The accompanying notes are an integral part of these consolidated financial statements.

EAGLE LAKE LABORATORIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Eagle Lake Laboratories, Inc. (“Eagle”) was incorporated in the State of Florida May 8, 2020. Eagle provides data management services and blockchain technology to customers throughout the United States.

On August 5, 2020, Eagle entered into a Stock Purchase Agreement by and among Sollensys Corp. (“Sollensys”), Eagle, and Custodian Ventures. The Stock Purchase Agreement is referred to herein as the “SPA.” Pursuant to the terms of the SPA, Eagle agreed to purchase, and Custodian Ventures agreed to sell, 19,000,000 shares of Sollensys’s Series A preferred stock in exchange for payment by Eagle to Custodian Ventures of $230,000 (collectively with the other transactions in the SPA, the “Stock Purchase”). The Stock Purchase closed on August 5, 2020. Each share of Series A preferred stock is convertible into 50 shares of common stock, par value $0.001 per share, of Sollensys and has voting power on an as-converted basis (voting with the common stock as one class). As of September 30, 2020, Eagle controls 95.8% of the voting power of all shares of Sollensys stock (See Note 6).

During the period from inception to September 30, 2020, the Company (as hereinafter defined) sold three servers to outside 3rd parties.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

These consolidated financial statements present the consolidated information and operations of Eagle Lake Laboratories, Inc. and Sollensys Corp. (collectively the “Company”). All significant intercompany balances and transactions have been eliminated in these consolidated financial statements.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), which is the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of consolidated financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States.

Going Concern

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business for the twelve-month period following the date of these consolidated financial statements. The Company has incurred significant operating losses since inception. As of September 30, 2020, the Company had a working capital surplus of $549,559 and negative retained earnings of $399,852.

Because the Company does not expect that existing operational cash flow will be sufficient to fund presently anticipated operations, this raises substantial doubt about the Company’s ability to continue as a going concern. Therefore, the Company will need to raise additional funds and is currently exploring alternative sources of financing. Historically, the Company has raised capital through private placements, as an interim measure to finance working capital needs and may continue to raise additional capital through the sale of common stock or other securities and obtaining some short-term loans. The Company will be required to continue to do so until its operations become profitable. The Company may attempt to raise capital in the near future through the sale of equity or through debt financing; however, there can be assurances the Company will be successful in doing so. There can be no assurance that such additional financing will be available to the Company on acceptable terms or at all.

Non-controlling Interest

As of September 30, 2020, Eagle controlled approximately 65.4% of the Sollensys voting power. On October 13, 2020, Eagle converted its 19,000,000 Series A Preferred shares into Sollensys common stock resulting in the issuance to Eagle of 11,400,000,000 shares of Sollensys common stock, resulting in Eagle holding approximately 95.8% of Sollensys’ common stock. Although the conversion occurred on October 13, 2020, Eagle could have initiated this conversion prior to September 30, 2020. Therefore Eagle ownership percentage is deemed to be 95.8% as of September 30, 2020. As a result the amount of non-controlling interest at September 30, 2020 is deemed to be nominal and, as such, is not reflected in these consolidated financial statements. See Note 5. and Note 6.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of expenses during the reporting period. The most significant estimates relate to income taxes and contingencies. The Company bases its estimates on historical experience, known or expected trends, and various other assumptions that are believed to be reasonable given the quality of information available as of the date of these consolidated financial statements. The results of these assumptions provide the basis for making estimates about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates.

Revenue Recognition

Revenues are accounted for in accordance with the Financial Accounting Standards Board issued ASU 2014-09 (Revenue from Contracts with Customers (Topic 606)).

The amount of revenue recognized reflects the consideration which the Company expects to be entitled to receive in exchange for the products and/or services. To achieve this principle, the Company applies the following five steps:

1.
Identify the contract with the customer;

2.
Identify the performance obligations in the contract;

3.
Determine the transaction price;

4.
Allocate the transaction price to performance obligations in the contract, and

5.
Recognize revenue when or as the Company satisfies a performance obligation.

The Company recognizes revenue when the control of the products is transferred to the Company’s customer, in an amount that reflects the consideration the Company expects to be entitled to in exchange for these products. Control is generally transferred when products are delivered. The Company’s revenue contracts generally represent a single performance obligation to sell its products to customers.

Cash and cash equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. On September 30, 2020, the Company’s cash equivalents totaled $496,460.

Stock-based Compensation

The Company accounts for stock-based compensation using the fair value method following the guidance outlined in Section 718-10 of the FASB ASC for disclosure about stock-based compensation. This section requires a public entity to measure the cost of employee and non-employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which service is provided. No compensation cost is recognized for equity instruments for which service is nor provided or rendered.

Net Loss per Share

Net loss per common share is computed by dividing net loss by the weighted average common shares outstanding during the period as defined by ASC Topic 260, “Earnings per Share.” Basic earnings per common share calculations are determined by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the year.

Inventory

The Company’s inventory comprised of finished goods is valued at the lower of cost or net realizable value. Inventory cost is determined using the first-in, and first-first out basis. As of September 30, 2020, no inventory allowance for obsolescence or impairment was deemed necessary by the Company’s management.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the consolidated financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between depreciation which is deductible for tax purposes prior to being deductible for book purposes. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future taxable income.

From time to time, the Company may have differences in computing the book and tax bases of property and equipment; reserves for bad debts; capitalized overhead included in inventories; bonus plan payables and accrued wages to shareholder/employees. Deferred tax expense or benefit is the result of the changes in the deferred tax assets, net of the valuation reserve, and liabilities.

The Company accounts for income taxes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 740 (“FASB ASC 740”), Income Taxes, which clarifies the accounting and disclosure requirements for uncertainty in tax positions. It requires a two-step approach to evaluate tax positions and determine if they should be recognized in the consolidated financial statements. The two-step approach involves recognizing any tax positions that are “more likely than not” to occur and then measuring those positions to determine if they are recognizable in the consolidated financial statements. Management regularly reviews and analyzes all tax positions and has determined that no uncertain tax positions requiring recognition have occurred.

In general, the Company’s income tax returns are subject to examination by the taxing authorities for three years after they were filed. The Company has not filed any tax returns.

Related Parties

We follow ASC 850, “Related Party Disclosures,” for the identification of related parties and disclosure of related party transactions (see Note 4).

Recent Accounting Pronouncements

In February 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842), which establishes a new lease accounting model for lessees. The updated guidance requires an entity to recognize assets and liabilities arising from financing and operating leases, along with additional qualitative and quantitative disclosures. The amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018, with early adoption permitted. In March 2019, the FASB issued ASU 2019-01, Codification Improvements, which clarifies certain aspects of the new lease standard. The FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases in July 2018. Also in 2018, the FASB issued ASU 2018-11, Leases (Topic 842) Targeted Improvements, which provides an optional transition method whereby the new lease standard is applied at the adoption date and recognized as an adjustment to retained earnings. The amendments have the same effective date and transition requirements as the new lease standard.

The Company adopted ASC 842 on August 5, 2020. The adoption of this guidance did not have any impact on the consolidated financial statements.

NOTE 3 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

The components of the Company’s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of September 30, 2020, are as follows:

Net operating loss carryforward	$399,852
Tax rate	21%
Deferred tax asset	83,969
Less: Allowance	(83,969)
Deferred tax asset	$-

NOTE 4 – RELATED PARTY TRANSACTIONS

Eagle purchased thirteen computer servers from an entity owned by Eagle’s Chief Executive Officer, who is also a significant stockholder of Eagle, and its sole director. Each server was purchased for $6,000. Sollensys sold three of these computer servers during the period from inception to September 30, 2020 to outside 3rd parties for $45,000 each for a total of $135,000. For each of these sales, $30,000 in commission expense was paid to related party agencies.

Eagle’s CEO took no salary from inception until August 2020.

Eagle was provided office space by an entity owned by Eagle’s Chief Executive Officer, who is also a significant stockholder of Eagle, and its sole director. at no charge. This office space serves as the Company’s headquarters.

Eagle’s Chief Executive Officer, significant stockholder, and sole director donated $5,311 worth of capital to Eagle during the period from its inception through September 30, 2020.

NOTE 5 – STOCKHOLDERS’ EQUITY

Common Stock

The authorized capital stock of Eagle Lake consists of 10,000,000 shares of common stock, no par value. As of September 30, 2020, there were 10,011,667 shares of common stock of Eagle Lake issued and outstanding. The Company’s CEO received 9,365,500 founders shares on creation of the Company. In addition, during the period from inception through September 30, 2020, contributions to equity included the sale of 646,167 shares of common stock for $945,550 and donated capital of $5,311.

Non-Controlling Interest

As of September 30, 2020, Eagle controlled approximately 65.4% of the Sollensys voting power. On October 13, 2020, Eagle converted its 19,000,000 Series A Preferred shares into Sollensys common stock resulting in the issuance to Eagle of 11,400,000,000 shares of Sollensys common stock, resulting in Eagle holding approximately 95.8% of Sollensys’ common stock. Although the conversion occurred on October 13, 2020, Eagle could have initiated this conversion prior to September 30, 2020. Therefore Eagle ownership percentage is deemed to be 95.8% as of September 30, 2020. As a result the amount of non-controlling interest at September 30, 2020 is deemed to be nominal and, as such, is not reflected in these consolidated financial statements.

NOTE 6 – SUBSEQUENT EVENTS

On October 1, 2020, an entity owned by the Chief Executive Officer, significant stockholder, and sole director of Eagle assigned to Eagle a lease for office space, which currently serves as Eagle’s headquarters.

On October 13, 2020, Eagle, the owner of 100% of the issued and outstanding shares of Sollensys’s Series A preferred stock converted its 19,000,000 shares of Series A preferred stock into shares of Sollensys’s common stock, resulting in the issuance to Eagle of 11,400,000,000 shares of common stock and resulting in Eagle holding approximately 95.8% of Sollensys’s issued and outstanding common stock.

On October 14, 2020, Sollensys filed with the Secretary of State of Nevada a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to effect a 1-for-120 reverse stock split (the “Reverse Split”) of Sollensys’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”). Pursuant to the Amendment, effective as of October 30, 2020, every one hundred and twenty (120) shares of the issued and outstanding Common Stock will be converted into one share of Common Stock, without any change in the par value per share.

The 1 for 120 Reverse Split became effective on November 2, 2020. Following the effectiveness of the Reverse Split, on November 2, 2020, the number of authorized shares of common stock was reduced from 12,000,000,000 shares to 300,000,000. Additionally, following the Reverse Split, Eagle’s 11,400,000,000 common shares was adjusted to 95,000,000 shares and they continued to maintain 95.8% of the total of 99,193,962 common shares outstanding.